LOSS PER SHARE	12 Months Ended
Dec. 31, 2021
Equity [abstract]
LOSS PER SHARE

15.  LOSS PER SHARE

The following table presents GFL’s loss per share for the periods indicated:

	December 31, 2021	December 31, 2020(1)
Net loss	$(606.8)	$(1,102.4)
Less: amounts attributable to preferred shareholders	53.6	13.7
Adjusted net loss	$(660.4)	$(1,116.1)
Weighted and diluted weighted average number of shares outstanding	361,566,007	360,383,291
Basic and diluted loss per share	$(1.83)	$(3.10)

(1)

Subsequent to the original issuance of the December 31, 2020 annual consolidated financial statements, GFL determined the mark-to-market loss on Purchase  Contracts should not be treated as a temporary difference for deferred income tax purposes. As a result, to correct this immaterial error, deferred income tax liabilities increased by $107.5 million to $573.5 million and income tax recovery decreased by $107.5 million to $253.4 million for the year ended December 31, 2020.

Basic and diluted loss per share includes the minimum conversion of TEUs into subordinate voting shares, which as at December 31, 2021, represented 25,658,711 subordinate voting shares (33,991,500 subordinate voting shares as at December 31, 2020). Diluted loss per share excludes the effects of time-based share options, RSUs, Preferred Shares (defined below), and any amount of subordinate voting shares arising from the conversion of TEUs in excess of the minimum conversion, as the effect would be anti-dilutive.